UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2017, David J. Gilbert resigned from the board of directors (the “Board”) of Spirit Realty Capital, Inc. (the “Company”) due to restrictions in his current employment regarding service on the board of directors of public companies. His resignation was effective May 12, 2017. In tendering his resignation, Mr. Gilbert expressed no disagreement with the Company. As a consequence of Mr. Gilbert’s departure, the Board decreased the size of the Board from nine to eight directors, effective May 12, 2017.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2017, the Board amended Article XV of the bylaws of the Company (the “Bylaws”) to allow the stockholders of the Company to alter or repeal any provision of the Bylaws and adopt new Bylaws by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter and restated the Bylaws as so amended. Previously, the Board had the exclusive power to adopt, alter or repeal any provision of the Bylaws and adopt new Bylaws. Under the amendment, the Board continues to have the power to do so, coextensive with the right of the stockholders of the Company described above.

The foregoing description of the Bylaws, as so amended and restated, does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Spirit Realty Capital, Inc. dated May 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017

Spirit Realty Capital, Inc.

By:	/s/ JAY YOUNG
Jay Young
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Spirit Realty Capital, Inc. dated May 11, 2017.